                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 27, 1999

                                USX CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE               1-5153         25-0996816
----------------------------  ------------  -------------------
(State or other jurisdiction  (Commission      (IRS Employer
     of incorporation)        File Number)  Identification No.)

    600 GRANT STREET, PITTSBURGH, PA       15219-4776
-----------------------------------------  -----------
(Address of principal executive offices)   (Zip Code)

                                 (412) 433-1121
                      ------------------------------------
                        (Registrant's telephone number,
                              including area code)
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ITEM 5. OTHER EVENTS

     On January 27, 1999, USX Corporation executed an Underwriting Agreement with J.P. Morgan Securities Inc., Goldman, Sachs & Co., Salomon Smith Barney Inc. and PNC Capital Markets, Inc. in connection with the issuance of 6.65% Notes Due 2006 pursuant to a shelf registration statement on Form S-3, File No. 333-56867.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         1 Underwriting and Pricing Agreements dated January 27, 1999.

         4 Establishment Action of the Terms and Rate Committees.

                                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION

By /s/ E. F. GUNA
   --------------------------------------------------------
   E. F. Guna
   Vice President & Treasurer

Dated: February 2, 1999